UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 15, 2025

________________

iCAD, INC.

(Exact Name of Registrant as Specified in Its Charter)

________________

Delaware

(State or Other Jurisdiction of Incorporation

001-09341	02-0377419
(Commission File Number)	(IRS Employer Identification No.)

2 Townsend West, Suite 6, Nashua, New Hampshire	03063
(Address of Principal Executive Offices)	(Zip Code)

(603) 882-5200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ICAD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Merger Agreement

On April 15, 2025, iCAD, Inc., a Delaware corporation (“iCAD” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with RadNet, Inc., a Delaware corporation (“RadNet”), and Trio Merger Sub, Inc., a wholly owned subsidiary of RadNet (“Merger Sub”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions therein and in accordance with the Delaware General Corporation Law (the “DGCL”), Merger Sub will merge with and into iCAD, with iCAD surviving the Merger and continuing as a wholly owned subsidiary of RadNet (the “Merger”).

Merger Structure and Consideration

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of common stock of iCAD, par value $0.01 per share (“iCAD Common Stock”) (excluding shares held by iCAD as treasury stock or owned by RadNet or RadNet Merger Sub or any of their respective subsidiaries, in each case, immediately prior to the Effective Time), will be converted into the right to receive 0.0677 shares (the “Exchange Ratio”) of common stock of RadNet, par value $0.0001 per share (the “RadNet Common Stock”), and, if applicable, cash in lieu of fractional shares (the “Merger Consideration”), without interest.

As of the Effective Time, all iCAD Common Stock will no longer be outstanding and will automatically be canceled and retired and will cease to exist, and will thereafter represent only the right to receive the Merger Consideration on the terms set forth in the Merger Agreement. Each share of common stock of RadNet Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into one fully paid and nonassessable share of the common stock of iCAD as the surviving corporation in the Merger.

Treatment of Equity Awards

The Merger Agreement provides that, at the Effective Time, each outstanding iCAD option to purchase iCAD Common Stock (each an “iCAD Option”) will, automatically and without any action on the part of the holder thereof, be assumed by RadNet and converted into an option (i) to purchase that number of shares of RadNet Common Stock equal to the product of (1) the number of shares of iCAD Common Stock subject to such iCAD Option immediately prior to the Effective Time and (2) the Exchange Ratio, rounded down to the nearest whole number of shares, and (ii) with an exercise price per share equal to (1) the exercise price per share of iCAD Common Stock of such iCAD Option immediately prior to the Effective Time, divided by (2) the Exchange Ratio, rounded up to the nearest whole cent.

Conditions to the Merger

Under the terms of the Merger Agreement, the completion of the Merger is subject to certain customary closing conditions, including, among others: (i) the approval of the Merger Agreement by the affirmative vote of the holders of a majority of all outstanding iCAD Common Stock entitled to vote thereon; (ii) the accuracy of the parties’ respective representations and warranties in the Merger Agreement, subject to specified materiality qualifications; (iii) compliance by the parties with their respective covenants in the Merger Agreement in all material respects; (iv) the absence of any law or order prohibiting or enjoining the consummation of the Merger or that would have certain other effects; (v) the effectiveness of a registration statement on Form S-4 of RadNet relating to the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the issuance of RadNet Common Stock in connection with the Merger, and such registration statement shall not be the subject of any stop order; (vi) the shares of RadNet Stock to be issued in the Merger shall have been approved for listing on The Nasdaq Global Market, subject to official notice of issuance; and (vii) the absence of a Material Adverse Effect (as defined in the Merger Agreement) with respect to iCAD or RadNet on or after the date of the Merger Agreement that is continuing.

Recommendation of the Board of Directors of iCAD

The Merger Agreement and the consummation of the transactions contemplated thereby have been unanimously approved by iCAD’s Board of Directors (the “iCAD Board”), and the iCAD Board has resolved to recommend to the iCAD Stockholders the adoption of the Merger Agreement by the iCAD Stockholders, subject to the terms and conditions of the Merger Agreement.

Termination of the Merger Agreement

The Merger Agreement contains termination rights for each of iCAD and RadNet, including, among others: (i) by mutual written consent of RadNet and iCAD; (ii) if the consummation of the Merger does not occur on or before September 30, 2025 (or, December 31, 2025, if such date is automatically extended in accordance with the terms of the Merger Agreement); (iii) if the approval of the iCAD Stockholders is not obtained upon a vote at a duly convened meeting of stockholders or at any adjournment or postponement thereof; (iv) if any law or regulation that makes consummation of the Merger illegal or otherwise prohibiting or enjoining RadNet or iCAD from consummating the Merger is entered and becomes final and non-appealable; or (v) if there is a breach by a party of any of its representations, warranties, covenants or agreements contained in the Merger Agreement, which would result in the failure to satisfy one or more of the conditions for closing set forth in the Merger Agreement and is incapable of being cured or has not been cured within a specified cure period.

RadNet may terminate the Merger Agreement under certain specified customary circumstances, including if the iCAD Board changes its recommendation with respect to the proposed transaction prior to receipt of the necessary approval of iCAD’s stockholders.

iCAD may terminate the Merger Agreement under certain specified circumstances, including under certain circumstances in order to enter into an alternative acquisition agreement constituting a Superior Offer (as defined in the Merger Agreement), in which instance iCAD will be required to concurrently pay RadNet a termination fee of $1,000,000 and reimburse RadNet for all documented fees and expenses incurred in connection with the negotiation and performance of the Merger Agreement and the transactions contemplated thereby, up to an amount of $2,000,000 (collectively, the “Company Termination Fee”). The Company Termination Fee is also payable by iCAD to RadNet in certain other instances of termination as set forth in the Merger Agreement.

Other Terms of the Merger Agreement

The Merger Agreement contains customary representations, warranties and covenants made by each of RadNet, RadNet Merger Sub, and iCAD, including, among others, covenants by iCAD regarding the conduct of its business during the pendency of the transactions contemplated by the Merger Agreement and other matters. iCAD, its affiliates and their respective representatives are required, subject to certain exceptions contained in the Merger Agreement, not to solicit alternative acquisition proposals, and, subject to certain exceptions contained in the Merger Agreement, not to engage in, authorize or knowingly permit discussions or negotiations regarding an alternative acquisition proposals.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by the text of the Merger Agreement, which is attached as Exhibit 2.1 hereto and is incorporated by reference herein.

The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about RadNet, iCAD, or Merger Sub. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential disclosure letter provided by iCAD and RadNet in connection with the signing of the Merger Agreement or in filings of the parties with the United States Securities and Exchange Commission (the “SEC”). This confidential disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, are subject to limitations agreed upon by the parties to the Merger Agreement and are subject to standards of materiality applicable to the parties that differ from those applicable to investors. Information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in iCAD’s or RadNet’s public disclosures. Moreover, the representations and warranties in the Merger Agreement were used for the purposes of allocating risk between RadNet and iCAD rather than establishing matters of fact. In addition, investors are not third-party beneficiaries under the Merger Agreement. Accordingly, the representations and warranties in the Merger Agreement should not be relied on as characterization of the actual state of facts about RadNet, iCAD or Merger Sub.

Voting and Support Agreement

In connection with the execution of the Merger Agreement, on April 15, 2025, RadNet and RadNet Merger Sub entered into voting and support agreements (the “Voting Agreements”) with each of the directors of iCAD (the “Supporting Stockholders”), under which the Supporting Stockholders agreed, among other things, to vote, or cause to be voted, all of the shares of iCAD Common Stock beneficially owned by such Supporting Stockholder (i) in favor of the adoption of the Merger Agreement, each of the other transactions contemplated by the Merger Agreement, any proposal to adjourn or postpone the applicable meeting of stockholders if there are not a sufficient number of votes to approve the Merger Agreement, the Merger and any other matters necessary to effect the Merger, at such meeting; and (ii) against any action or agreement that would be intended or reasonably expected to impede, delay, postpone, interfere with, nullify, prevent or adversely affect in any material respect the Merger or the Merger Agreement. In addition, and subject to limited exceptions, the Voting Agreements provide that during the period commencing on the date of the Voting Agreements and ending on the earlier of the Effective Time or the termination of the Merger Agreement, each Supporting Stockholder shall not dispose or otherwise transfer any shares of iCAD Common Stock held by such Supporting Stockholder.

The foregoing description of the Voting Agreements does not purport to be complete and is subject to and qualified in its entirety by the text of the Voting Agreements, a form of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2025, the iCAD Board approved, upon recommendation of the Compensation Committee, retention bonuses to certain employees, including certain named executive officers of iCAD, payable upon the closing of the Merger, provided such employees remain employed by the Company or an affiliate through the closing of the Merger (the “Retention Bonuses”). Dana Brown, iCAD’s Chief Executive Officer, and Eric Lonnqvist, iCAD’s Chief Financial Officer, are eligible receive Retention Bonuses in the amounts of $200,000 and $62,500, respectively, provided all conditions for receipt of the Retention Bonuses are met. The Retention Bonuses are payable in addition to any other payments or benefits owed to iCAD’s named executive officers in accordance with their respective employment agreements in connection with the consummation of the Merger.

Item 7.01	Regulation FD Disclosure.

On April 15, 2025, RadNet and iCAD issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information included in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

2.1†	Agreement and Plan of Merger, dated as of April 15, 2025, by and among RadNet, Inc., iCAD, Inc., and Trio Merger Sub, Inc..

10.1	Form of Voting and Support Agreement.

99.1	Joint Press Release of RadNet, Inc. and iCAD, Inc. dated April 15, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon its request.

Forward Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as: “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “outlook,” “plan,” “potential,” “possible,” “predict,” “project,” “seek, “should,” “target,” “will” or “would,” the negative of these words, and similar references to future periods. Examples of forward-looking statements include statements regarding the anticipated benefits of the proposed transaction, the impact of the proposed transaction on RadNet’s and iCAD’s business and future financial and operating results and prospects, the amount and timing of synergies from the proposed transaction and the closing date for the proposed transaction are based on the current estimates, assumptions and projections of RadNet and iCAD, and are qualified by the inherent risks and uncertainties surrounding future expectations generally, all of which are subject to change. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond RadNet’s and iCAD’s control.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations and assumptions regarding the future of RadNet’s and iCAD’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of RadNet’s and iCAD’s control. RadNet’s, iCAD’s and RadNet’s actual results and financial condition following the proposed transaction may differ materially from those indicated in the forward-looking statements as a result of various factors. None of RadNet, iCAD or any of their respective directors, executive officers, or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur, or if any of them do occur, what impact they will have on the business, results of operations or financial condition of RadNet or iCAD. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on RadNet’s and iCAD’s businesses, the proposed transaction and the ability to successfully complete the proposed transaction and realize its expected benefits. Risks and uncertainties that could cause results to differ from expectations include, but are not limited to: (1) the termination of or occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or the inability to complete the proposed transaction on the anticipated terms and timetable, (2) the inability to complete the proposed transaction due to the failure to obtain approval of the stockholders of iCAD or to satisfy any other condition to closing in a timely manner or at all, or the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated, (3) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, the ability of RadNet or iCAD to maintain relationships with its customers, patients, payers, physicians, and providers and retain its management and key employees, (4) the ability of RadNet following the proposed transaction to achieve the synergies contemplated by the proposed transaction or such synergies taking longer to realize than expected, (5) costs related to the proposed transaction, (6) the ability of RadNet following the proposed transaction to execute successfully its strategic plans, (7) the ability of RadNet following the proposed transaction to promptly and effectively integrate iCAD into its business, (8) the risk of litigation related to the proposed transaction, (9) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters, (10) the risk of legislative, regulatory, economic, competitive, and technological changes, (11) risks relating to the value of RadNet’s securities to be issued in the proposed merger, and (12) the effect of the announcement, pendency or completion of the proposed transactions on the market price of the common stock of each of RadNet and iCAD. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere. Additional information concerning risks, uncertainties and assumptions can be found in RadNet’s and iCAD’s respective filings with the SEC, including the risk factors discussed in RadNet’s and iCAD’s most recent Annual Reports on Form 10-K, as updated by their respective Quarterly Reports on Form 10-Q and future filings with the SEC, as well as the proxy statement/prospectus to be filed with the SEC in connection with the proposed transaction.

Forward-looking statements included herein are made only as of the date hereof and, except as required by applicable law, neither RadNet nor iCAD undertakes any obligation to update any forward-looking statements, or any other information in this Current Report on Form 8-K, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by this cautionary statement.

Important information for Investors and Stockholders

In connection with the proposed transaction between RadNet and iCAD, RadNet and iCAD will file relevant materials with the SEC, including a registration statement on Form S-4 filed by RadNet that will include a proxy statement of iCAD that also constitutes a prospectus of RadNet. A definitive proxy statement/prospectus will be mailed to stockholders of iCAD. This Current Report on Form 8-K is not a substitute for the registration statement, proxy statement or prospectus or any other document that RadNet or iCAD (as applicable) may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF RADNET AND ICAD ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus (when they become available), as well as other filings containing important information about RadNet or iCAD, without charge at the SEC’s Internet website (http://www.sec.gov). Copies of the documents filed with the SEC by RadNet will be available free of charge on RadNet’s internet website at https://www.radnet.com/about-radnet/investor-relations. Copies of the documents filed with the SEC by iCAD will be available free of charge on iCAD’s internet website at https://www.icadmed.com/investors/reports-sec-files. The information included on, or accessible through, RadNet’s or iCAD’s website is not incorporated by reference into this Current Report on Form 8-K.

Participants in the Solicitation

RadNet and iCAD and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from iCAD’s stockholders in respect of the transaction under the rules of the SEC. Information regarding RadNet’s directors and executive officers is available in RadNet’s proxy statement, dated April 26, 2024, for its 2024 annual meeting of stockholders (the “RadNet 2024 Proxy”), which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of RadNet’s securities by RadNet’s directors or executive officers from the amounts described in the RadNet 2024 Proxy have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the RadNet 2024 Proxy and are available at the SEC’s website at www.sec.gov. Information regarding iCAD’s directors and executive officers is available in iCAD’s proxy statement, dated April 29, 2024, for its 2024 annual meeting of stockholders (the “iCAD 2024 Proxy”), which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of iCAD’s securities by iCAD’s directors or executive officers from the amounts described in the iCAD 2024 Proxy have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the iCAD 2024 Proxy and are available at the SEC’s website at www.sec.gov. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC when they become available.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

iCAD, INC. (Registrant)

By:	/s/ Dana Brown
Dana Brown Chief Executive Officer and President

Date: April 15, 2025